UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION REQUIRED IN INFORMATION STATEMENT

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Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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NEXXUS LIGHTING, INC.
(Name of Registrant as Specified in Its Charter)

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NEXXUS LIGHTING, INC.

124 Floyd Smith Drive, Suite 300

Charlotte, North Carolina 28262

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To Our Stockholders:

We are delivering this Notice and the accompanying Information Statement to inform our stockholders that on October 4, 2012, the holder of a majority of the shares of the Company’s common stock, $.001 par value per share (the “Common Stock”), and all of the shares of the Company’s Series B Convertible Preferred Stock, $.001 par value per share (the “Preferred Stock), which together constitute a majority of the Company’s outstanding voting capital, adopted resolutions by written consent, in lieu of a meeting of stockholders, to amend and restate our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to:

(i)    increase the number of authorized shares of Common Stock from 40,000,000 to 120,000,000 (the “Capital Amendment”);

(ii)   change our name from “Nexxus Lighting, Inc.” to “Revolution Lighting Technologies, Inc.” (the “Name Change Amendment”);

(iii)  opt out of the provisions of Section 203 of the Delaware General Corporation Law (the “Section 203 Opt-out Amendment”); and

(iv)  effect a reverse stock split of our Common Stock at one of the following ratios: 1-for-2, 1-for-2.5, 1-for-3, 1-for-3.5, 1-for-4, 1-for-4.5 or 1-for-5, as will be selected by our board of directors prior to the time of filing the amendment to our Certificate of Incorporation effecting the Capital Amendment with the Delaware Secretary of State (the “Reverse Stock Split”). Our board of directors may, in its sole discretion, elect not to implement any reverse stock split.

The Amended and Restated Certificate of Incorporation reflecting the Capital Amendment, the Name Change Amendment, the Section 203 Opt-out Amendment and the Reverse Stock Split, attached hereto as Annex A (the “Restated Certificate of Incorporation”), was approved by stockholder written consent pursuant to Section 228 of the Delaware General Corporation Law (“DGCL”), which permits any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. All necessary corporate approvals in connection with the matters referred to in the Information Statement have been obtained.

The Information Statement is being furnished to the holders of the Company’s Common Stock pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the rules thereunder solely for the purpose of informing our stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, we plan to file the Restated Certificate of Incorporation and thereby implement the Capital Amendment, Name Change Amendment, Section 203 Opt-out Amendment and, as may be elected by our board of directors, the Reverse Stock Split, twenty calendar days following the mailing of this Notice and the accompanying Information Statement, or as soon thereafter as is reasonably practicable.

The Restated Certificate of Incorporation was approved and recommended by the board of directors of the Company prior to the stockholder action by written consent described in this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

You have the right to receive this Notice and the accompanying Information Statement if you were a stockholder of record of our Company at the close of business on October 4, 2012.

By order of the Board of Directors

Michael A. Bauer
October 15, 2012	President and Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NEXXUS LIGHTING, INC.

124 FLOYD SMITH DRIVE, SUITE 300

CHARLOTTE, NORTH CAROLINA 28262

INFORMATION STATEMENT

General

In this Information Statement, unless the context otherwise requires, “Nexxus,” “we,” “our,” “us,” the “Company” and similar expressions refer to Nexxus Lighting, Inc., a Delaware corporation.

This Information Statement is being sent to advise our stockholders that on October 4, 2012, the holder of a majority of the shares of the Company’s common stock, $.001 par value per share (the “Common Stock”), and all of the shares of the Company’s Series B Convertible Preferred Stock, $.001 par value per share (the “Preferred Stock), which together constitute a majority of the Company’s outstanding voting capital, adopted resolutions by written consent, in lieu of a meeting of stockholders, to amend and restate our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to:

(i)    increase the number of authorized shares of Common Stock from 40,000,000 to 120,000,000 (the “Capital Amendment”);

(ii)   change our name from “Nexxus Lighting, Inc.” to “Revolution Lighting Technologies, Inc.” (the “Name Change Amendment”);

(iii)  opt out of the provisions of Section 203 of the Delaware General Corporation Law (the “Section 203 Opt-out Amendment”); and

(iv)  effect a reverse stock split of our Common Stock at one of the following ratios: 1-for-2, 1-for-2.5, 1-for-3, 1-for-3.5, 1-for-4, 1-for-4.5 or 1-for-5, as will be selected by our board of directors prior to the time of filing the amendment to our Certificate of Incorporation effecting the Capital Amendment with the Delaware Secretary of State (the “Reverse Stock Split”). Our board of directors may, in its sole discretion, elect not to implement any reverse stock split.

The Amended and Restated Certificate of Incorporation reflecting the Capital Amendment, the Name Change Amendment, the Section 203 Opt-out Amendment and the Reverse Stock Split, attached hereto as Annex A (the “Restated Certificate of Incorporation”) was approved by stockholder written consent pursuant to Section 228 of the Delaware General Corporation Law (“DGCL”), which permits any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained.

We plan to file the Restated Certificate of Incorporation with the Secretary of State of Delaware and thereby implement the Capital Amendment, the Name Change Amendment, the Section 203 Opt-out Amendment and, as may be elected by our board of directors, the Reverse Stock Split, twenty calendar days after we send this Information Statement to our stockholders, or as soon thereafter as is reasonably practicable. You have the right to receive the enclosed Notice and this Information Statement if you were a stockholder of record of the Company at the close of business on October 4, 2012 (the “Record Date”). In accordance with Rule 14c-2 under the Exchange Act, the stockholder written consent will not become effective until at least twenty calendar days following the mailing of the enclosed Notice and this Information Statement.

This Information Statement is being mailed on or about October 15, 2012 to the Company’s stockholders of record as of October 4, 2012. This Information Statement constitutes notice to our stockholders of corporate actions taken by our stockholders without a meeting as required by the Delaware General Corporation Law.

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement.

The date of this Information Statement is October 15, 2012.

The Action by Written Consent

RVL 1 LLC (the “Majority Stockholder”) owns 17,552,769 shares of our outstanding Common Stock, representing a majority of the Common Stock voting as a class, and all of our Preferred Stock, which together represent a majority of the Company’s outstanding voting capital. The Majority Stockholder has executed a written consent approving the Restated Certificate of Incorporation reflecting the Capital Amendment, the Name Change Amendment, the Section 203 Opt-out Amendment and the Reverse Stock Split as described herein (the “Consent”). As of the date of this Information Statement, there were 35,005,507 shares of our Common Stock issued and outstanding and 371,814 shares of our Preferred Stock were issued and outstanding. No payment was made to any person or entity in consideration of execution of the Consent.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Section 228 of the Delaware General Corporation Law (“Section 228”) provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Approval of at least a majority of outstanding stock entitled to vote thereon and a majority of each class entitled to vote thereon as a class was required to approve the Capital Amendment, the Name Change Amendment, the Section 203 Opt-out Amendment and the Reverse Stock Split.

As of the Record Date, the Company had 35,005,507 shares of Common Stock outstanding and entitled to vote and 371,814 shares of Preferred Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote and each share of Preferred Stock is entitled to 76.9 votes per share. On the Record Date, the Majority Stockholder beneficially owned, directly and indirectly, 17,552,769 shares of Common Stock and 371,814 shares of Preferred Stock, which together represent a majority of the Company’s outstanding voting capital. Accordingly, the written consent executed by the Majority Stockholder pursuant to Section 228 of the Delaware General Corporation Law is sufficient to approve the Restated Certificate of Incorporation reflecting the Capital Amendment, the Name Change Amendment, the Section 203 Opt-out Amendment and the Reverse Stock Split and no further stockholder action is required to approve the Restated Certificate of Incorporation.

Notice Pursuant to Section 228

Pursuant to Section 228 of the Delaware General Corporation Law, the Company is required to provide prompt notice of the taking of a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228.

Dissenters’ Rights of Appraisal

The Delaware General Corporation Law does not provide dissenters’ rights of appraisal to the Company’s stockholders in connection with the adoption of the Restated Certificate of Incorporation.

AMENDMENT TO CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Background

The resolution adopted by our Majority Stockholder gives us the authority to amend our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 40,000,000 to 120,000,000 shares. As of the Record Date, the Company had 35,005,507 shares of Common Stock outstanding and entitled to vote, and we had reserved an additional approximately 1,824,317 shares of Common Stock for issuance upon the conversion of the Preferred Stock and 3,098,149 shares of Common Stock for issuance upon exercise of options, warrants and other rights to acquire our Common Stock. The form of the Capital Amendment is set forth in Article Fourth to the Restated Certificate of Incorporation attached to this Information Statement as Annex A.

Principal Reasons for the Capital Amendment

On September 12, 2012, we entered into an Investment Agreement (the “Investment Agreement”) with the Majority Stockholder, an affiliate of Aston Capital, LLC, whereby in consideration of a cash payment of $6 million (the “Investment”), we agreed to issue to the Majority Stockholder 600,000 shares of the newly-created Preferred Stock. In connection with the transactions contemplated by the Investment Agreement, The NASDAQ Stock Market (“NASDAQ”) granted the Company an exception from the NASDAQ stockholder approval rules pursuant to the “financial viability exception” set forth in NASDAQ Rule 5635(f). NASDAQ rules would normally require that the Company’s stockholders approve the Investment prior to closing the transactions contemplated by the Investment Agreement. However, NASDAQ granted the Company an exception from this stockholder voting requirement under Listing Rule 5635(f), which provides that an exception may be granted when (i) the delay in securing stockholder approval would seriously jeopardize the financial viability of the enterprise and (ii) reliance on such exception has been expressly approved by the audit committee of the board of directors comprised solely of independent, disinterested directors. On September 25, 2012, we closed the Investment and issued the Preferred Stock. The Preferred Stock is convertible into shares of our Common Stock at a conversion price per share equal to $0.13, subject to certain anti-dilution adjustments. The increase in the authorized shares of our Common Stock from 40,000,000 to 120,000,000 shares was a condition to the Investment and necessary to ensure sufficient shares of Common Stock are available for the conversion of the Preferred Stock as well as to enable us to respond to potential business and financing opportunities that may present themselves in the future. On October 3, 2012, the Majority Stockholder converted 228,186 shares of Preferred Stock into 17,552,769 shares of Common Stock.

We believe that the consummation of the Investment will provide not only financial backing, but the strategic, operational and financial expertise needed to facilitate our goal of strategic growth and expansion. The Investment is critical to our ability to execute our business plan and provides the resources and expertise to help us take advantage of the growing market for LED lighting. Accordingly, our board of directors (the “Board”) believes it is in the best interests of Nexxus and its stockholders to increase the number of authorized but unissued shares of our Common Stock. Our Board also believes that an increase in the number of authorized but unissued shares of our Common Stock will provide Nexxus with greater flexibility to issue Common Stock for proper corporate purposes that may be identified by our Board from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, strategic business relationships, and the solicitation and compensation of key personnel. The authorized shares of Common Stock in excess of those currently issued or reserved for issuance will be available for issuance at such times and for such corporate purposes as our Board may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which our securities may be listed or traded.

We have no present plans, proposals, arrangements, understandings, commitments or agreements that will involve the issuance of capital stock except with respect to shares of Common Stock reserved for issuance upon the conversion of the Preferred Stock and the exercise of currently outstanding options, warrants and other rights to acquire our Common Stock. However, we may engage in future transactions, including financings and acquisitions, which could involve the issuance of capital stock. We are not presently negotiating and have no agreements or commitments with respect to potential acquisitions or similar transactions or for the financing of any acquisitions that may be considered in the future. Stockholders should note that no assurance can be given that any such transactions will occur.

Although the increase in the authorized number of shares of Common Stock will not, in and of itself, have any immediate effect on the rights of our stockholders, any future issuance of additional shares of Common Stock could affect our stockholders in a number of respects, including by diluting the voting power of the then holders of our Common Stock, and by diluting the earnings per share and book value per share of outstanding shares of our Common Stock at such time. In addition, the issuance of additional shares of Common Stock, or shares of preferred stock or other securities that are convertible into, or exercisable for, Common Stock, could adversely affect the market price of our Common Stock. Our Board believes that it is in the best interests of Nexxus and its stockholders to have additional shares of Common Stock authorized and available for issuance or reservation on an as-needed basis without the delay or expense of seeking stockholder approval (except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which our securities may be listed or traded). While we may consider issuing Common Stock or preferred stock in the future for purposes of raising additional capital or in connection with acquisition transactions, the Company presently has no agreements or understanding with any person or entity to effect any such issuance.

When issued on September 25, 2012, the Preferred Stock represented approximately 73% of the outstanding voting stock of the Company on an as-converted basis and resulted in a change in control of the Company under applicable NASDAQ regulations. The Preferred Stock held by the Majority Stockholder, together with the Common Stock acquired by the Majority Stockholder when it converted a portion of its Preferred Stock on October 3, 2012, represents a majority of the outstanding voting stock of the Company on an as-converted basis. The Majority Stockholder is entitled to vote the Preferred Stock on an as-converted basis with our Common Stock. The Company will rely on the “Controlled Company” exemption to the NASDAQ rules requiring that a majority of the Board be independent directors. The size of the Board may not exceed seven members unless otherwise consented by the Majority Stockholder. Prior to converting part of its shares of Preferred Stock, the Majority Stockholder had the right in connection with its Preferred Stock to appoint four members to the Board which right declines proportionately to take into account subsequent material reductions in the Majority Stockholder’s Preferred Stock ownership position in the Company. As a result of the partial conversion of its Preferred Stock, the Majority Stockholder now has the right to appoint three directors in connection with its Preferred Stock. However, the Preferred Stock and Common Stock beneficially owned, directly and indirectly, by the Majority Stockholder represent a majority of the Company’s outstanding voting capital. As a result, the Majority Stockholder has the ability to control the Board. In connection with the closing of the Investment, all of the then current members of the Board resigned and the following seven persons were appointed to the Board: Robert V. LaPenta, James A. DePalma, Robert V. LaPenta, Jr., Robert A. Basil, Jr., Stephen G. Virtue, Bill Ingram and Dennis McCarthy. Stephen G. Virtue, Bill Ingram and Dennis McCarthy will qualify and serve as “Independent Directors” under the NASDAQ rules.

The Majority Stockholder’s ability to control the Board may have the effect of discouraging or impeding a takeover of Nexxus and attempts by a third party to seek control of the Company. This could have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a future change in control. The future issuance of additional shares of Common Stock or shares of preferred stock could increase the number of shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving us. Issuance of additional shares unrelated to any takeover attempt could also have these effects.

Effect of the Capital Amendment

The Capital Amendment will increase the number of authorized shares of the Company’s Common Stock from 40,000,000 to 120,000,000 shares. The ownership percentages of the holders of the Company’s issued and outstanding Common Stock will not change as a result of the Capital Amendment.

The increase in the number of authorized shares of our Common Stock will permit the Board to issue authorized and unissued shares without further stockholder action (except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which our securities may be listed or traded). The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the then outstanding shares of our Common Stock. At this time, the Company does not have any specific agreements or arrangements to acquire any business or engage in a similar transaction or otherwise to issue additional shares of the Company’s Common Stock.

AMENDMENT TO CERTIFICATE OF INCORPORATION

TO CHANGE COMPANY NAME

Background

The resolution adopted by our Majority Stockholder gives us the authority to amend our Certificate of Incorporation to change our name from “Nexxus Lighting, Inc.” to “Revolution Lighting Technologies, Inc.” We will amend Article First of our Certificate of Incorporation in its entirety to read as follows:

“FIRST: The name of the corporation shall be Revolution Lighting Technologies, Inc.”

Principal Reasons for the Name Change Amendment

We are changing our name in order to more accurately reflect the business activities of our Company in our name and build brand recognition. We believe that the new name will enhance our ability to differentiate ourselves in the marketplace, better reflect our products and our commitment to leading edge design, evidence our dedication to introducing LED products that set the standard in the industry in terms of performance and reliability and enable us to better implement our business plan. We believe the name change to Revolution Lighting Technologies, Inc. further enhances our position in the lighting industry and brands us as a leader in high performance LED replacement light bulbs and LED linear lighting solutions. We believe that the name change will enable us to foster greater name recognition in the marketplace and allow us to take better advantage of our name in the marketing of our products and services. Accordingly, the Board of Directors has approved the amendment to our Certificate of Incorporation to change our name to Revolution Lighting Technologies, Inc.

Our ticker symbol will change to RVLT. The currently outstanding stock certificates evidencing shares of our Common Stock bearing the name “Nexxus Lighting, Inc.” will continue to be valid and represent shares of our Common Stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way effect the validity of your current stock certificates.

AMENDMENT TO CERTIFICATE OF INCORPORATION

TO OPT OUT OF SECTION 203 DELAWARE GENERAL CORPORATION LAW

ON BUSINESS COMBINATIONS

Background

The Delaware General Corporation Law (“DGCL”) contains certain “anti-takeover” provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. In general, Section 203 (“Section 203”) of the DGCL prohibits a Delaware corporation that is (a) listed on a national securities exchange; (b) authorized for quotation on the NASDAQ Stock Market; or (c) held of record by more than 2,000 stockholders, from engaging in certain circumstances in a business combination (as defined below) with an interested stockholder (as defined below) for a period of three years following the date the person became an interested stockholder unless:

•

prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time such transaction commenced, excluding for purposes of determining the number of shares outstanding, (i) shares owned by persons who are directors and also officers of the corporation and (ii) shares owned by employee stock plans in which the employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

on or subsequent to the date of the transaction, the business combination is approved by the board of directors of the corporation and authorized at an annual or special of stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

In this context, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An “interested stockholder” is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status owned, 15% or more of a corporation’s outstanding voting securities.

A Delaware corporation may “opt-out” of Section 203 with an express provision in its certificate of incorporation resulting from amendments approved by the holders of at least a majority of the corporation’s outstanding voting shares. However, under Section 203(b)(3) of the DGCL, if the corporation’s certificate of incorporation or bylaws are amended to opt out by stockholder vote, such amendment will not be effective until 12 months after its adoption and will not apply to any business combination between the corporation and any person who became an interested stockholder on or prior to such adoption. We have elected to “opt-out” of Section 203 by an amendment to our Certificate of Incorporation.

The form of the Section 203 Opt-out Amendment is set forth in Article Tenth to the Restated Certificate of Incorporation attached to this Information Statement as Annex A.

Effect of Opting-out of Section 203

Section 203 makes certain types of unfriendly or hostile corporate takeovers, or other non–board approved transactions involving a corporation and one or more of its significant stockholders, more difficult. Because Section 203 could be considered to have anti–takeover implications that could be construed as unfavorable to stockholder interests, the Board elected to have Nexxus “opt–out” of Section 203, so it is not applicable to Nexxus. Another effect of opting out of Section 203 of the DGCL is that it will become easier for an interested stockholder to effect a business combination with us following the date the interested stockholder became an interested stockholder. The Majority Stockholder required as a condition of the Investment that the Company opt-out of Section 203. The Section 203 Opt-out Amendment will provide the Majority Stockholder greater flexibility to exit its interest through a subsequent sale of its interest to a third party without the approval of the Company’s Board. The Board believes removing the applicability of these provisions will provide Nexxus and its stockholders greater flexibility in structuring future acquisitions. On the effective date of the Section 203 Opt-out Amendment, the applicable provision of the Restated Certificate of Incorporation will read as follows:

“TENTH: The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law, as from time to time in effect or any successor provision thereto.”

REVERSE STOCK SPLIT

Background

Our Common Stock is currently listed on The NASDAQ Capital Market (symbol: NEXS) and, as a result, we are subject to the NASDAQ rules. On May 9, 2012, we received a letter from The NASDAQ Stock Market indicating that the bid price of our Common Stock for 30 consecutive business days had closed below the minimum $1.00 per share required for continued listing on the NASDAQ Capital Market as set forth in NASDAQ Listing Rule 5550(a)(2). We were provided a period of 180 calendar days, or until November 5, 2012, to regain compliance. We agreed to take all steps necessary, including a reverse stock split, to regain compliance with the bid-price requirement by November 5, 2012. In order for our Common Stock to continue to be quoted on the NASDAQ Capital Market, we must regain compliance with the $1.00 minimum bid price requirement for a minimum of 10 consecutive business days.

Our Board believes that maintaining the listing of our Common Stock on The NASDAQ Capital Market is in the best interests of Nexxus and our stockholders. If our Common Stock were delisted from The NASDAQ Capital Market, our Board believes that the liquidity in the trading market for our Common Stock could be significantly decreased, which could reduce the trading price. Additionally, as a result of the NASDAQ requirements, the Majority Stockholder required that we agree to implement the Reverse Stock Split as a condition to the Investment. When the Reverse Stock Split is implemented by our Board, we expect to satisfy the $1.00 per share minimum bid price requirement for continued listing. However, despite the approval of the Reverse Stock Split by the Majority Stockholder and the implementation by our Board, there is no assurance that the Reverse Stock Split will result in our meeting the $1.00 minimum bid price requirement and our Common Stock could be delisted from The NASDAQ Capital Market due to our failure to comply with this or other NASDAQ rules.

While our Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or brokerage firms or that such share price will satisfy the investing guidelines of institutional investors or brokerage firms. As a result, the trading liquidity of our Common Stock may not necessarily improve.

Although we expect the Reverse Stock Split will result in an increase in the market price of our Common Stock, the Reverse Stock Split may not increase the market price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding or result in a permanent increase in the market price, which is dependent upon many factors, including our performance, prospects and other factors detailed from time to time in our reports filed with the Securities and Exchange Commission. The history of similar reverse stock splits for companies in like circumstances is varied. If the market price of our Common Stock declines following the implementation of the Reverse Stock Split, then the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.

The form of the Reverse Stock Split Amendment is set forth in the paragraph titled “Reverse Stock Split” in Article Fourth to the Restated Certificate of Incorporation attached to this Information Statement as Annex A.

Board Discretion to Determine Ratio for the Reverse Stock Split

The Consent grants authorization to the Board to effect a reverse stock split, if and when determined by the Board. The Board is authorized to effect a reverse stock split of all outstanding shares of Common Stock at ratios of 1-for-2, 1-for-2.5, 1-for-3, 1-for-3.5, 1-for-4, 1-for-4.5 or 1-for-5. Under these proposed amendments, if the Board determines to effect a reverse stock split, each outstanding two, two and one-half, three, three and one-half, four, four and one-half or five shares of Common Stock would be reclassified as and changed into one share of Common Stock. The specific ratio set forth in the foregoing sentence may be determined by the Board up until the time the amendment to our Certificate of Incorporation effecting the Capital Amendment is filed with the Secretary of State of Delaware. No further action on the part of stockholders will be required to implement the Reverse Stock Split. If and when the Board determines the specific ratio for the Reverse Stock Split, we will communicate the specific ratio to the public prior to the effective date of the Reverse Stock Split. The ratio to be used in the Reverse Stock Split will be determined by the Board in its discretion and will depend on the trading price of our Common Stock at the time of the split among other factors. The Majority Stockholder has approved the Reverse Stock Split at each of the levels described above to provide maximum flexibility to achieve the purposes of the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

There are numerous factors and contingencies that could affect our stock price following implementation of the Reverse Stock Split, including the status of the market for our stock at the time, our results of operations in future periods, and general economic, market and industry conditions. Accordingly, the market price of our Common Stock may not be sustainable at the direct arithmetic result of the Reverse Stock Split. If the market price of our Common Stock declines after the Reverse Stock Split is implemented, our total market capitalization (the aggregate value of all of our outstanding Common Stock at the then existing market price) after the split will be lower than before the split.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our Common Stock on a post-split basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

While our Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or brokerage firms or that such share price will satisfy the investing guidelines of institutional investors or brokerage firms. As a result, the trading liquidity of our Common Stock may not necessarily improve.

Effect on Existing Shares of Common Stock and Preferred Stock

The proposed Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any stockholders owning a fractional share, as described below. The number of shares of our Preferred Stock outstanding will not be affected by the Reverse Stock Split. However, the number of shares of Common Stock into which each share of Preferred Stock is convertible would be adjusted proportionately as a result of the Reverse Stock Split.

Effect on Options, Warrants and Shares Reserved for Issuance under Compensation Plans

All outstanding options and warrants to purchase shares of our Common Stock would be adjusted proportionately (including proportionate adjustment to exercise price) as a result of the Reverse Stock Split. In addition, the number of shares available pursuant to our 2003 Stock Incentive Plan and any other equity incentive plan (each, an “equity compensation plan”) would be adjusted proportionately as a result of the Reverse Stock Split.

Effect on Authorized but Unissued Shares of Common Stock

Currently, we are authorized to issue up to a total of 40,000,000 shares of Common Stock and will be authorized to issue up to a total of 120,000,000 shares of Common Stock upon implementing the Capital Amendment described above. As of the Record Date, 35,005,507 shares of our Common Stock were issued and outstanding, 2,010,176 shares of our Common Stock were reserved for issuance under outstanding warrants, 1,087,973 shares of our Common Stock were reserved for issuance upon exercise of outstanding options to purchase shares under our equity compensation plans or for issuance in connection with future option grants under our equity compensation plans, and 1,824,317 shares of our Common Stock were reserved for issuance upon conversion of the Preferred Stock. As of the Record Date, there is an insufficient number of authorized shares of our Common Stock available from which to reserve the total number of shares of our Common Stock necessary for issuance upon conversion of all of the outstanding Preferred Stock. Upon the implementation of the Capital Amendment, an additional 26,776,760 to-be authorized shares of our Common Stock will be reserved for issuance upon conversion of the Preferred Stock. Accordingly, 66,704,733 of the 120,000,000 to-be authorized shares of our Common Stock are currently issued or reserved or will be reserved upon implementation of the Capital Amendment, of which 28,601,077 will be reserved for issuance upon conversion of the Preferred Stock, while 53,295,267 of the 120,000,000 to-be authorized shares of our Common Stock are and/or will remain available for future issuance.

Implementation of the Reverse Stock Split would not change the total authorized number of shares of Common Stock. Accordingly, the number of shares of Common Stock available for issuance following implementation of the Reverse Stock Split will increase to the extent the Reverse Stock Split reduces the outstanding number of shares of our Common Stock. We have no current plans, proposals, arrangements, understandings, commitments or agreements that will involve the issuance of capital stock except with respect to shares of Common Stock reserved for issuance upon the conversion of the Preferred Stock and the exercise of currently outstanding options, warrants and other rights to acquire our Common Stock. However, we may engage in future transactions, including financings and acquisitions, which could involve the issuance of capital stock. We are not presently negotiating and have no agreements or commitments with respect to potential acquisitions or similar transactions or for the financing of any acquisitions that may be considered in the future. Stockholders should note that no assurance can be given that any such transactions will occur. In addition, as described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and our subsequently filed Quarterly Reports on Form 10-Q, we have incurred losses since inception and expect to continue to incur losses in the near term. Accordingly, we may need additional financing to maintain and expand our business as a result of which we may use some of the shares of Common Stock that would become available for issuance as a result of the Reverse Stock Split for potential transactions involving equity securities. The issuance of such equity securities could result in the dilution of the percentage ownership interest of current stockholders in the Company which could be significant. Also, any future issuance of additional shares of Common Stock could affect our stockholders in a number of other respects, including by diluting the voting power of the then holders of our Common Stock, and by diluting the earnings per share and book value per share of outstanding shares of our Common Stock at such time. In addition, the issuance of additional shares of Common Stock, or shares of preferred stock or other securities that are convertible into, or exercisable for, Common Stock, could adversely affect the market price of our Common Stock.

Payment for Fractional Shares

Whether shares are held in street name or directly, fractional shares of Common Stock will not be issued to stockholders. Instead, fractional shares will be cashed out. For example, if a stockholder holds 504 shares on a pre-split basis and the Reverse Stock Split ratio is 1-for-5, 500 of such shares would be combined and converted into 100 shares on a post-split basis and such stockholder would receive cash for four pre-split shares.

The amount of cash to be paid for fractional shares will be equal to the product obtained by multiplying:

—   the last reported sale price of our Common Stock on the effective date of the Reverse Stock Split as reported on The NASDAQ Capital Market (or, if our Common Stock is not then listed on The NASDAQ Capital Market, the last trade price prior to the closing date); by

—   the number of fractional shares.

Stockholders would not be entitled to receive interest for their fractional shares. Any stockholder that holds a number of our shares that is less than the ratio used to implement the Reverse Stock Split will be completely cashed out as a result of the payment of fractional shares in lieu of any fractional share interests.

Mechanics of Reverse Stock Split

At such time as the Board determines to implement the Reverse Stock Split, our stockholders will be notified that the Reverse Stock Split has been effected and the ratio at which it was effected. The mechanics of the Reverse Stock Split will differ depending upon whether shares held are held beneficially in street name or whether they are registered directly in a stockholder’s name.

—   If a stockholder’s shares are registered directly in the stockholder’s name, the stockholder will receive a transmittal letter asking the stockholder to surrender certificates representing pre-split shares in exchange for certificates representing post-split shares. No new certificates will be issued to the stockholder until the outstanding certificate(s) together with the properly completed and executed letter of transmittal are delivered in accordance with the instructions contained in such transmittal letter.

—   Non-registered stockholders holding our Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders, and their procedures may result, for example, in differences in the precise cash amounts being paid by such nominees in lieu of a fractional share. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

We estimate that our aggregate expenses relating to the Reverse Stock Split will not be material.

Accounting Consequences

The Reverse Stock Split will not affect the par value of our Common Stock, which will remain unchanged. The Reverse Stock Split will not affect total stockholders’ equity on the Company’s balance sheet. However, because the par value of our Common Stock will not change, the components that make up total stockholders’ equity (stated capital and additional paid-in capital) will change by offsetting amounts. The per share Common Stock net loss and net book value would be increased because there would be fewer shares of our Common Stock outstanding. Fractional shares cashed out will be accounted for as retired stock.

U.S. Federal Income Tax Consequences

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the Reverse Stock Split by a U.S. stockholder. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will not be sustained by a court. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Stock Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Stock Split.

Based on the assumption that the Reverse Stock Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code (i.e., a deemed exchange of existing shares for newly-issued shares), and subject to the limitations and qualifications set forth in this discussion and the discussion below regarding the treatment of cash paid in lieu of fractional shares, the following U.S. federal income tax consequences will result from the Reverse Stock Split:

—   A stockholder will not recognize gain or loss on the deemed exchange of shares pursuant to the Reverse Stock Split, except with respect to any cash received in lieu of a fractional share, the treatment of which is described below;

—   the aggregate tax basis of the shares deemed received by a stockholder in the Reverse Stock Split, including any fractional share for which cash is received, will be equal to the aggregate tax basis of the shares deemed surrendered in exchange therefor; and

—   the holding period of the shares received by a stockholder in the Reverse Stock Split, including any fractional share that is deemed received and immediately redeemed, will include the holding period of the shares deemed surrendered therefor.

Stockholders who receive cash in lieu of fractional shares will be treated as having received the fractional share pursuant to the Reverse Stock Split and then as having exchanged the fractional share for cash in a redemption by the Company. As a result, stockholders generally will recognize capital gain or loss equal to the difference between the amount of the cash received and the portion of the Stockholder’s adjusted tax basis allocable to the fractional share, unless the distribution of cash is treated as having the effect of a distribution of a dividend, in which case the gain will be treated as dividend income to the extent of our current and accumulated earnings and profits as calculated for U.S. federal income tax purposes. The deductibility of capital losses is subject to limitations. stockholders are urged to consult their own tax advisors to determine whether a stockholder’s receipt of cash has the effect of a distribution of a dividend.

EFFECTIVE DATE OF THE AMENDMENTS

The Board and the Majority Stockholder have approved the Reverse Stock Split to be effective concurrent with the filing of the Capital Amendment, the Name Change Amendment and the Section 203 Opt-out Amendment by the filing of the Restated Certificate of Incorporation with the Secretary of State of Delaware. However, the Board may, in its sole discretion, elect not to implement the Reverse Stock Split. We anticipate the Restated Certificate of Incorporation will be filed and become effective on the twentieth day following the date on which this Information Statement is first sent or given to our stockholders, or as soon thereafter as reasonably practicable.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Robert V. LaPenta, James A. DePalma, Robert V. LaPenta, Jr. and Robert A. Basil, Jr. are directors of the Company. The Majority Stockholder is directly controlled by Robert V. LaPenta, its sole member, and by Aston Capital LLC, its managing member. Messrs. LaPenta, DePalma, LaPenta, Jr. and Basil are all officers of the Majority Stockholder and members and officers of Aston Capital, LLC. The Company’s agreement to seek stockholder approval for the Capital Amendment, the Name Change Amendment, the Section 203 Opt-out Amendment and the Reverse Stock Split was a condition of the Investment by the Majority Stockholder. The Capital Amendment is necessary to ensure sufficient shares of Common Stock are available to effect the full conversion of the Preferred Stock. The Section 203 Opt-out Amendment will provide the Majority Stockholder greater flexibility to exit its interest through a subsequent sale of its interest to a third party without the approval of the Company’s Board. Other than as set forth above, no director or executive officer, other than in his role as director or executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect by security holdings or otherwise, in the matters described herein which, to the extent such director, executive officer or associate of such director or executive officer is a stockholder of the Company, is not shared by all other stockholders pro-rata and in accordance with their respective stock ownership interests.

INFORMATION ABOUT MAJORITY STOCKHOLDER

As of the Record Date, the Majority Stockholder is the holder of a majority of the Common Stock, all of the Preferred Stock and a majority of the voting capital stock of the Company, and has consented to the Restated Certificate of Incorporation reflecting the Capital Amendment, the Name Change Amendment, the Section 203 Opt-out Amendment and the Reverse Stock Split. The number of shares which the majority stockholder is entitled to vote as of the Record Date is set forth below.

Name and Address:	Title of Capital Stock	Number of Shares Entitled to Vote	Percentage of Outstanding Stock Entitled to Vote (by class)(1)	Percentage of Outstanding Stock Entitled to Vote(2)

RVL 1 LLC	Common Stock	17,552,769	50.14%	27.59%

	Preferred Stock	371,814	100%	44.97%

				Total: 72.56%

(1)	The percentage of outstanding stock entitled to vote by class was calculated based upon (i) 35,005,507 shares of Common Stock outstanding as of the Record Date and (ii) 371,814 shares of Preferred Stock outstanding as of the Record Date.
(2)	The percentage of outstanding stock entitled to vote was calculated on an as-converted-to-common basis.

INFORMATION ABOUT NEXXUS SECURITIES BENEFICIAL OWNERSHIP

The following table shows, as of the Record Date, (a) all persons we know to be “beneficial owners” of more than five percent of the outstanding Common Stock of Nexxus, and (b) the Common Stock owned beneficially by the Company’s directors and named executive officers and all executive officers and directors as a group. Each person has sole voting and sole investment power with respect to the shares shown, except as noted.

	Shares Beneficially Owned (2)

	Number			Percent Ownership		Total Outstanding Voting Power
Beneficial Owners(1)	Common		Series B Preferred	Common	Series B Preferred
5% Stockholders:

RVL 1 LLC(3) (4)	46,153,846	(8)	371,814	72.56%	100%	72.56%
Aston Capital, LLC(3) (4)	46,153,846	(8)	371,814	72.56%	100%	72.56%
Robert V. LaPenta(3)(4)	46,153,846	(8)	371,814	72.56%	100%	72.56%
James A. DePalma(3) (4)	46,193,846	(9)	371,814	72.62%	100%	72.62%
Robert V. LaPenta, Jr. (3)(4)	46,153,846	(8)	371,814	72.56%	100%	72.56%
Robert A. Basil, Jr. (3) (4)	46,153,846	(8)	371,814	72.56%	100%	72.56%

Directors and Named Executive Officers:

Robert V. LaPenta(3)(4)	46,153,846	(8)	371,814	72.56%	100%	72.56%
James A. DePalma(3) (4)	46,193,846	(9)	371,814	72.62%	100%	72.62%
Robert V. LaPenta, Jr. (3) (4)	46,153,846	(8)	371,814	72.56%	100%	72.56%
Robert A. Basil, Jr. (3) (4)	46,153,846	(8)	371,814	72.56%	100%	72.56%
Stephen G. Virtue	—		—	—	—	—
William D. Ingram	—		—	—	—	—
Dennis McCarthy	—		—	—	—	—
Michael A. Bauer(5)	205,600		—	*	—	*
Gary R. Langford(6)	25,900		—	*	—	*
All executive officers and directors as a group (9 persons)	46,385,346	(7)	371,814	72.92%	100%	72.92%

*	Represents a percentage of beneficial ownership that is less than 1%.
(1)	Unless otherwise stated, the address for all persons listed above is Nexxus Lighting, Inc., 124 Floyd Smith Drive, Charlotte, North Carolina 28262.
(2)	“Beneficial ownership” is a technical term broadly defined by the Securities and Exchange Commission (“SEC”) to mean more than ownership in the usual sense. For example, you “beneficially” own Nexxus Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding) have or share the power to vote the stock, or to sell it, or if you have the right to acquire it within 60 days. The applicable percentage of shares beneficially owned as of the Record Date was calculated based upon (i) 371,814 shares of Preferred Stock outstanding and (ii) 63,606,584 shares of Common Stock, of which 35,005,507 shares are outstanding and 28,601,077 shares may be acquired upon full conversion of the Preferred Stock. As of the Record Date, there is an insufficient number of authorized shares of Common Stock to effect the full conversion of the Preferred Stock. Accordingly, as of the Record Date, only 23,716 shares of Preferred Stock may be converted into 1,824,307 shares of Common Stock for issuance upon the conversion of the Preferred Stock. Upon the implementation of the Capital Amendment, an additional 26,776,760 to-be authorized shares of Common Stock will be reserved for issuance upon conversion of all of the Preferred Stock.
(3)	RVL 1 LLC is controlled by Mr. Robert V. LaPenta, an officer and member of RVL 1 LLC, and by Aston Capital, LLC, the managing member of RVL 1 LLC. Mr. Robert V. LaPenta, Mr. James A. DePalma, Mr. Robert V. LaPenta, Jr. and Mr. Robert A. Basil, Jr. are members and officers of Aston Capital, LLC. Accordingly, each of the foregoing persons may be deemed to be the beneficial owner of 46,153,846 shares of Common Stock. Unless otherwise noted, each of the foregoing persons shares voting and investment power with respect to their holdings with: RVL 1 LLC, Aston Capital, LLC, Mr. Robert V. LaPenta, Mr. James A. DePalma, Mr. Robert V. LaPenta, Jr. and Mr. Robert A. Basil, Jr. Each of the foregoing persons expressly disclaim (i) the existence of any group and (ii) beneficial ownership with respect to any shares other than the shares owned of record by such reporting person.
(4)	Such person’s address is: Aston Capital, LLC, 177 Broad Street, Stamford, CT 06901.
(5)	This amount includes (i) 6,900 shares of Common Stock and (ii) 198,700 shares of Common Stock that may be acquired upon the exercise of options.
(6)	This amount includes (i) 1,000 shares of Common Stock and (ii) 24,900 shares of Common Stock that may be acquired upon the exercise of options.
(7)	This amount includes shares that may be acquired upon the exercise of options and the full conversion of the Preferred Stock.
(8)	This amount includes (i) 17,552,769 shares of Common Stock and (ii) 28,601,077 shares of Common Stock that may be acquired upon the conversion of 371,814 shares of Preferred Stock.
(9)	This amount includes (i) 17,552,769 shares of Common Stock held directly by RVL 1 LLC, (ii) 40,000 shares of Common Stock held directly by Mr. James A. DePalma and (iii) 28,601,067 shares of Common Stock that may be acquired upon the conversion of 371,814 shares of Preferred Stock held directly by RVL 1 LLC. Mr. James A. DePalma has sole voting and sole investment power with respect to the 40,000 shares of Common Stock held directly by Mr. DePalma.

Change of Control

At the closing of the Investment on September 25, 2012, the Majority Stockholder acquired 600,000 shares of Preferred Stock in consideration of a cash payment of $6 million, funded from cash on hand at RVL 1 LLC. As a result of the Investment, the Majority Stockholder acquired control of the Company. The 371,814 shares of Preferred Stock owned by the Majority Stockholder represent 44.96% of the total voting capital stock of the Company. The 17,552,769 shares of Common Stock owned by the Majority Stockholder represent 27.60% of the total voting capital stock of the Company and, together with the Preferred Stock owned by the Majority Stockholder, represent a majority of the total voting capital stock of the Company. The size of the Board is not to exceed seven members. As a result of its ownership of the Preferred Stock, prior to converting a portion of its shares of Preferred Stock, the Majority Stockholder had the right to appoint four members to the Board. The Preferred Stock right to appoint directors declines proportionately to take into account subsequent material reductions in the Majority Stockholder’s Preferred Stock ownership position in the Company. As a result of the partial conversion of its Preferred Stock, the Majority Stockholder now has the right to appoint three directors in connection with its Preferred Stock. However, the Preferred Stock and Common Stock beneficially owned, directly and indirectly, by the Majority Stockholder represent a majority of the Company’s outstanding voting capital. As a result, the Majority Stockholder has the ability to control the Board.

By order of the Board of Directors

Michael A. Bauer
October 15, 2012	President and Chief Executive Officer

ANNEX A

AMENDED AND RESTATED CERTIFICATE

OF

INCORPORATION

OF

NEXXUS LIGHTING, INC.

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

Nexxus Lighting, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY THAT:

1.      The name of the Corporation is Nexxus Lighting, Inc. The Corporation was originally incorporated pursuant to the General Corporation Law on December 16, 1993 under the name Super Vision International, Inc.

2.      That the board of directors of the Corporation (the “Board of Directors”) duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of the Corporation, declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows.

3.      That the following amendment and restatement was approved by the holders of the requisite number of shares of the Corporation in accordance with Section 228 of the General Corporation Law.

4.      That this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Corporation’s Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

RESOLVED, that the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

FIRST:  The name of the corporation is Revolution Lighting Technologies, Inc.

SECOND:  The registered office of the Corporation is to be located at 2711 Centerville Road, Suite 400 in the City of Wilmington, in the County of New Castle, in the State of Delaware, 19808. The name of its registered agent at that address is Corporation Service Company.

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law.

FOURTH:  The total number of shares of stock which the Corporation shall be authorized to issue is One Hundred and Twenty Million (120,000,000) shares of Common Stock, each share having $0.001 par value, and Five Million (5,000,000) shares of Preferred Stock, each share having $0.001 par value.

The Board of Directors may divide the Preferred Stock into any number of series, fix the designation and number of shares of each such series, and determine or change the designation, relative rights, preferences, and limitations of any series of Preferred Stock. The Board of Directors (within the limits and restrictions of any resolutions adopted by it originally fixing the number of shares of any series of Preferred Stock) may increase or decrease the number of shares initially fixed for any series, but no such decrease shall reduce the number below the number of shares then outstanding and shares duly reserved for issuance.

[Reverse Stock Split

On the effective date of the Amended and Restated Certificate of Incorporation revising Article Fourth and adding this paragraph to Article Fourth pursuant to the General Corporation Law (the “Effective Date”), each [[2], [2.5], [3], [3.5], [4], [4.5] or [5]] shares of Common Stock, issued and outstanding immediately before the Effective Date, shall be and hereby is, combined into one (1) share of Common Stock. Each outstanding stock certificate which immediately before the Effective Date represented one or more shares of Common Stock shall thereafter, automatically and without the necessity of surrendering the same for exchange, represent that number of whole shares of Common Stock determined by multiplying the number of shares of Common Stock represented by such stock certificate by one-[                  (    )], and shares of Common Stock held in uncertificated form shall be treated in the same manner. No fractional shares of Common Stock will be issued, and stockholders who would otherwise be entitled to receive one or more fractional shares of Common Stock shall instead receive a cash payment equal to the fair value, as determined by the Board of Directors, of such fractional shares as of the Effective Date.]1

FIFTH:  The name and address of the incorporator is MaryJoan A. Floresta and her mailing address is c/o Bachner, Tally, Polevoy & Misher, 380 Madison Avenue, New York, New York 10017.

SIXTH:  The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(1) The election of directors need not be by written ballot, unless the by-laws so provide.

(2) The Board of Directors shall have power without the assent or vote of the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

1 This paragraph will implement a Reverse Stock Split in the event the Board decides to proceed with such action following the receipt of the requisite stockholder approval

SEVENTH:  The Corporation shall indemnify and advance expenses to the fullest extent permitted by Section 145 of the General Corporation Law, as amended from time to time, each person who is or was a director or officer of the Corporation and the heirs, executors and administrators of such a person.

EIGHTH:  Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of the General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of the General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or a class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

NINTH:  The personal liability of directors of the Corporation is hereby eliminated to the full extent permitted by Section 102(b)(7) of the General Corporation Law as the same may be amended and supplemented.

TENTH:  The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law, as from time to time in effect or any successor provision thereto.

ELEVENTH:  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

*    *    *

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned being the Chief Financial Officer of the Corporation, DOES HEREBY CERTIFY that the facts hereinabove stated are truly set forth and, accordingly, such officer has hereunto set his hand as of this [    ]th day of [            ], 2012.

By:
	Name:	Gary R. Langford
	Title:	Chief Financial Officer

A-4